Timothy Plan

Supplement dated April 30, 2020 to the

STATUTORY PROSPECTUS

dated January 28, 2020 for

Timothy Plan

(Class A and Class C Shares)

This supplement updates the tables for the Strategic Growth Fund and for the Conservative Growth Fund in the Statutory Prospectus filed with the Securities and Exchange Commission (“SEC”) on January 28, 2020. (SEC Accession No. 0001193125-20-017141). This supplement should be read in conjunction with the original Statutory Prospectus filed with the SEC on January 28, 2020 and retained for future reference.

STRATEGIC GROWTH FUND

The below replaces the table on page 44 and 70 of the Class A & C Prospectus dated January 28, 2020

Timothy Plan Traditional Funds	% of Fund’s Net Assets Invested in Timothy Plan Traditional Funds
Large/Mid Cap Growth Fund	0 - 20%
Large/Mid Cap Value Fund	0 - 20%
Small Cap Value Fund	0 - 10%
Aggressive Growth Fund	0 - 10%
International Fund	0 - 20%
High Yield Bond Fund	5 - 15%
Defensive Strategies Fund	5 - 30%
Israel Common Values Fund	0 - 10%
Fixed Income Fund	0 - 20%
US Large /Mid Cap Core ETF	0 - 40%
High Dividend Stock ETF	0 - 20%
International ETF	0 - 30%
US Small Cap Core ETF	0 - 20%

CONSERVATIVE GROWTH FUND

The below replaces the table on page 50 and 74 of the Class A & C Prospectus dated January 28, 2020

Timothy Traditional Plan Funds	% of Fund’s Net Assets Invested in Timothy Plan Traditional Funds
Large/Mid Cap Growth Fund	0 - 15%
Large/Mid Cap Value Fund	0 - 15%
Small Cap Value Fund	0 - 10%
Aggressive Growth Fund	0 - 5%
International Fund	0 - 20%
High Yield Bond Fund	5 - 15%
Defensive Strategies Fund	5 - 30%
Israel Common Values Fund	0 - 10%
Fixed Income Fund	20 - 40%
US Large /Mid Cap Core ETF	0 - 30%
High Dividend Stock ETF	0 - 25%
International ETF	0 - 25%
US Small Cap Core ETF	0 - 15%

Timothy Plan

Supplement dated April 30, 2020 to the

STATEMENT OF ADDITIONAL INFORMATION

dated January 28, 2020 for

Timothy Plan

(Class A and Class C Shares)

and

STATEMENT OF ADDITIONAL INFORMATION

dated January 29, 2020 for

Timothy Plan

(Class I Shares)

This supplement also adds the following paragraph to the end of Section 2 (page 5) | Investment and Risks of the Class A and C Shares Statement of Additional Information filed with the Securities and Exchange Commission (“SEC”) on January 28, 2020 (SEC Accession No. 0001193125-20-017141) and to the end of Section 2 (page 5) | Investments and Risks for the Class I Shares, Statement of Additional Information filed with the SEC on January 29, 2020 (SEC Accession No.0001193125-20-018103).

NATURAL DISASTER / EPIDEMIC RISK

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Timothy Plan

Supplement dated April 30, 2020 to the

STATUTORY PROSPECTUS

dated January 28, 2020 for

Timothy Plan

(Class A and Class C Shares)

This supplement also adds the Merrill Lynch sales load disclosure and the Edward Jones sales load disclosure to Appendix A of the Statutory Prospectus filed with the Securities and Exchange Commission (“SEC”) on January 28, 2020. (SEC Accession No. 0001193125-20-017141). If you own shares of any of the Timothy funds as included in the Statutory Prospectus through Merrill Lynch or Edward Jones please see the information below.

This supplement should be read in conjunction with the original Statutory Prospectus filed with the SEC on January 28, 2020 and retained for future reference.

Merrill Lynch

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waiver
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waiver
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
[Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

Edward Jones

Sales Waivers and Reductions in Sales Charges

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Timothy Plan Family of Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Timothy Plan Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•

Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•	Shares exchanged in an Edward Jones fee-based program

•	Shares acquired through NAV reinstatement

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Other Important Information

1.1	Minimum Purchase Amounts

•	$250 initial purchase minimum

•	$50 subsequent purchase minimum

1.2	Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

○	An account with an active systematic investment plan or letter of intent (LOI)

1.3	Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.